AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
PARADIGM
VARIABLE ANNUITY CONTRACTS
AIG LIFE INSURANCE COMPANY

VARIABLE ACCOUNT I
PARADIGM
VARIABLE ANNUITY CONTRACTS

Supplement dated JANUARY 28, 2009
to CONTRACT PROSPECTUSES,
AS SUPPLEMENTED

            American International Life Assurance Company of New York and AIG Life Insurance Company (referred to hereinafter individually as the "Company") are amending their respective Paradigm variable annuity contract prospectuses for the purpose of providing you with information regarding the liquidation of the U.S. Allocation Portfolio - Class H (the "Portfolio"), a series of UBS Series Trust (the "Trust"). You have been sent this supplement because you are the owner of a Contract affected by the liquidation of the Portfolio.

            The Board of Trustees (the "Board") of the Trust approved a Plan of Liquidation with respect to the Portfolio. The liquidation does not require shareholder approval and is expected to be effective on or about Friday, April 24, 2009 ("Liquidation Date").

            In connection with this anticipated liquidation of the Portfolio, the Company would be required to pay you all of your Contract Accumulation Unit values you have invested in the Portfolio. The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Contract Accumulation Unit values. This surrender would be reportable to the Internal Revenue Service and may be taxable to you. Therefore, in order to avoid the potential of current taxation, the Company will allocate the funds invested in the subaccount supported by the Portfolio on Friday, April 24, 2009, to the AllianceBernstein VPS Money Market Portfolio - Class A or B (Class A if your Contract is prior to June 1, 1999 or Class B if your Contract is dated on or after June 1, 1999) (hereinafter referred to as "AllianceBernstein VPS Money Market Portfolio"), a variable investment option available in your Contract. In addition, existing instructions or instructions received on or after the Liquidation Date for new premium allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Portfolio (as applicable) will automatically be corrected to replace the Portfolio with the AllianceBernstein VPS Money Market Portfolio. You may at any time thereafter, pursuant to the transfer provisions contained in your Contract, transfer the Contract Accumulation Unit values out of the AllianceBernstein VPS Money Market Portfolio to any other variable investment option supported by your Contract.

            Please note that we must receive instructions from you to transfer your Contract Accumulation Unit values out of the Portfolio prior to 4:00 p.m. Eastern Time ("ET") on the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the AllianceBernstein VPS Money Market Portfolio. At any time before 4:00 p.m. ET on the Liquidation Date, you may transfer your Contract Accumulation Unit values in the Portfolio to any of the other variable investment options supported by your Contract. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Variable Annuity Service Center at the telephone number shown below.

            If you have Contract Accumulation Unit values invested in the Portfolio, you may complete the enclosed Service Request Form to give the Company instructions to transfer your Contract Accumulation Unit values. You may return the form(s) in the enclosed postage paid envelope. You can also call the Company's Variable Annuity Service Center at the telephone number below.

            Neither our automatic transfer of the liquidated proceeds to the AllianceBernstein VPS Money Market Portfolio, nor your transfer of assets out of the Portfolio prior to the liquidation or out of the AllianceBernstein VPS Money Market Portfolio within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make each year or for the purposes of the U.S. Mail Policy.

            For a period of time after the liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of this formerly available Portfolio.

            Should you have any questions, you may contact our Variable Annuity Service Center between the hours of 8:45 a.m. and 7:00 p.m. ET, Monday through Friday, at 1-800-255-8402.